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                                                                  Exhibit (10.8)


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Second Amendment is made to the Employment Agreement dated March 20, 1996 by and between YELLOW CORPORATION, a Delaware corporation ("Yellow") and
A. MAURICE MYERS (the "Executive"), to be effective as of March 3, 1997.

     1. With respect to Paragraph 4(b) of the Employment Agreement relating to the Executive's bonus, commencing with fiscal year 1997, and for all subsequent fiscal years, the Executive's target award with respect to the bonus program shall be 70% of the Executive's base salary, with a maximum award of 140% of base salary. All other provisions of Paragraph 4(b) as originally set forth in the Employment Agreement dated March 20, 1996 shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Employment Agreement on the 3rd day of March, 1997.


ATTEST:                              YELLOW CORPORATION

By:                                  By:
   -----------------------              ------------------------

                                     EXECUTIVE

                                     ---------------------------
                                     A. Maurice Myers







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